Consolidated Statements of Comprehensive Loss - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
COMPREHENSIVE LOSS
Net loss		$ (145,279)	$ (160,780)	$ (151,988)
Other comprehensive income (loss):
Gain (loss) associated with pensions, net of tax		157	(556)	2,851
Net gain (loss) on qualifying cash flow hedging instruments	[1],[2]	1,616	3,606	(4,440)
Other comprehensive (loss) income		1,773	3,050	(1,589)
Comprehensive loss		(143,506)	(157,730)	(153,577)
Comprehensive loss attributable to:
Stockholders of Golar LNG Limited		(177,930)	(183,481)	(172,735)
Non-controlling interests		34,424	25,751	19,158
Comprehensive loss		$ (143,506)	$ (157,730)	$ (153,577)

[1]	Includes share of net gain of $1.6 million, $3.6 million and net loss of $4.8 million on qualifying cash flow hedging instruments held by an affiliate for the years ended December 31, 2017, 2016 and 2015, respectively. Refer to note 27.
[2]	No tax impact for the years ended December 31, 2017, 2016 and 2015.